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                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying Annual Report on Form 10-K of the Partnership for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003                                  /s/ Richard S. Ziman
                                                       --------------------
                                                       Richard S. Ziman
                                                       Chairman of the Board and
                                                       Chief Executive Officer
                                                       Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying Annual Report on Form 10-K of the Partnership for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003                                  /s/ Richard S. Davis
                                                       --------------------
                                                       Richard S. Davis
                                                       Senior Vice President and
                                                       Chief Financial Officer
                                                       Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                           CERTIFICATION OF PRESIDENT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying Annual Report on Form 10-K of the Partnership for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003                         /s/ Victor J. Coleman
                                              ---------------------
                                              Victor J. Coleman
                                              President, Chief Operating Officer
                                              and Director
                                              Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                    CERTIFICATION OF EXECUTIVE VICE PRESIDENT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying Annual Report on Form 10-K of the Partnership for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003                       /s/ Andrew J. Sobel
                                            -------------------
                                            Andrew J. Sobel
                                            Executive Vice President - Strategic
                                            Planning and Operations
                                            Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                     CERTIFICATION OF SENIOR VICE PRESIDENT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying Annual Report on Form 10-K of the Partnership for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003                            /s/ Robert C. Peddicord
                                                 -----------------------
                                                 Robert C. Peddicord
                                                 Senior Vice President - Leasing
                                                 and Operations
                                                 Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                        CERTIFICATION OF GENERAL COUNSEL

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying Annual Report on Form 10-K of the Partnership for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 25, 2003                              /s/ David A. Swartz
                                                   -------------------
                                                   David A. Swartz
                                                   General Counsel and Secretary
                                                   Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.